EXHIBIT 99.2

Holding Company Viewpoint

Timothy L. Vaill

Chairman & CEO

Agenda

I. Introduction II. Strategic Construct III. Long-Range Goals IV. Current Priorities V. Conclusion

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I. Introduction

CEO Conference

Meet/Greet Boston Private Colleagues Continue past dialogues Initiate new conversations Launch new ideas Have some fun!

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Introduction

Holding Company Role:

Provide “intellectual capital” to the Affiliate Partner network Originate best possible uses of financial capital Convene forums to discuss best practices and common concerns (eg. Risk Management & Compliance) Generate ways to bring brand strength into the marketplace

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Introduction

Today’s Presentation:

Provide some underlying philosophy to our strategic framework Discuss some longer-range thinking Outline current imperatives

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II. Strategic Construct

What is a “Strategic Construct”?

A “construct” is a working hypothesis or concept— —a product of ideology, history or social circumstances Our particular construct unites all the elements of Boston Private’s business strategy At the end, you have a “theoretical entity” constructed in our minds Boston Private, however, is more than a theory. It’s for real.

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Strategic Construct

Our Strategic Construct

Purpose

Vision

Competencies Core Ideology

Strategies

Metrics

Values

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Strategic Construct

Core Ideology

Core Ideology = Core Values + Purpose

Core Ideology

Captures what is authentically believed within our organization An internal element, largely independent of the external environment We all need to be faithful to this Core Ideology. This is our “True North.”

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Strategic Construct Values

At Boston Private we…

DO THE RIGHT THING

FOCUS ON RELATIONSHIPS

CHECK OUR EGOS AT THE DOOR

MANAGE ALL CLIENTS RESPONSIBLY

ENCOURAGE WORK / FAMILY BALANCE

PROMOTE A COMMUNICATIONS CULTURE

CELEBRATE KNOWLEDGE & EXCELLENCE encies

EMPHASIZE COLLABORATION & TEAMWORK

TREAT COLLEAGUES WITH TRUST & RESPECT

ARE PASSIONATE

Purpose

Vision

HAVE FUN

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Strategic Construct

Purpose/Mission

Boston Private provides wealth management solutions to successful people, their families, businesses and institutions through trusted relationships that help preserve, grow and transfer assets over the client’s financial lifecycle.

Strategic Construct

Vision

Boston Private is building a national wealth management company, broadly recognized as the preferred choice among discriminating individuals, businesses, institutions, and key intermediaries, by creating a corporate environment that attracts the very best professionals in our industry.

Strategic Construct

Competencies

Private Banking Wealth Advisory Investment Management

Delivering exceptional performance Building long-lasting relationships Creating effective sales cultures Attracting and retaining A+ players

Strategic Construct

Strategies

Five Key Business Strategy Areas:

Target Markets

Newly Affluent HNW

Small Businesses Retirement Markets Foundations / Endowments Key Intermediaries

Marketplace Entry & Growth

Selected Acquisitions

De Novo

Initiatives Lift-out Opportunities Cluster Formation Organic Growth

Business Operations

Core Business Capabilities Honor Covenant: Governance v. Operations Operating Leverage / Synergies Holding Company Role

Diversification

By Business Type Geography By Revenues Distribution Channels

Corporate Culture

Top Quality People Attractive Workplace Environment Commitment to client service Superior communications at all levels

Strategic Construct

Metrics: Foundation

Sustainable Growth Theory

Boston Private is not reaching for size/profits only to sell/merge to another entity Instead, we will build/maintain an enterprise generating sustainable growth/profitability such that current investors “stay at the table” Our goal is to prosper in perpetuity through changing marketplace opportunities, product/economic cycles and management generations

Strategic Construct

Metrics: Bright Line

We have established a “Bright Line” for corporate performance:

If we sustain growth/profitability, we stay above the Bright Line If

Pursue Current Strategy

(Bright Line)

Consider Other Options

If we fall below this line on a consistent basis, alternatives will be sought including sale, merger or new management

Strategic Construct

Metrics: Indicators

HEALTH

Personnel:

Succession, Governance

Existing Markets Growth Opportunities:

Products, Distribution

Industry Dynamics:

Growth, Regulatory Environment, Demographic Changes Competitive Market

Strategic Plan & Execution

Financial:

Capital Ratios, Cash, Debt Coverage, etc

PERFORMANCE

Long Term Growth

Margins

Return on Invested Capital

Cost of Capital

External Scrutiny

Internal Barometer

Total Return to Shareholders

Strategic Construct

In the “NOT SO SUBTLE” department…all of our

Bright Line metrics are generated by you,

our Affiliate Partners!

Summary

Purpose

Vision

Competencies

Strategies

Metrics

Values

Core Ideology

These elements combine to create and define Boston Private’s Strategic Construct Undoubtedly there will be changes to our underlying drivers, markets, and business strategies However, we will adhere to our Core Ideology Our goal is to generate continued prosperity for generations

III. Long-Range Goals

What are some key goals that Boston Private would like to achieve in the next ten years?

Marketplace Goals

Located in top 10-12 Geographic Regions -

Affiliate Partners among top three selected by clients in each Region Fully functional “National Platform” for institutional clients Optimum leverage of Boston Private brand National reputation for business integrity and client results

Long-Range Goals

Product/Service Goals

Access to all asset classes, International & Alternative Investments Nationwide private banking capability & linkage National family office capability Top ranked “Open Architecture” capability Major player in Philanthropic arena

Long-Range Goals

Business Model Goals

Known by marketplace as ideal ownership environment Have a nonpareil internal communications culture Effective leadership development program at each Affiliate Partner Workable synergies to meet client needs or operational excellence Exceptional reputation for public company governance

Long-Range Goals

Financial Goals

Cash EPS CAGR > 20% Balance Sheet > $25 billion AUM > $100 billion Stock Price > $100/share Market Cap > $5 billion

Long-Range Goals

In essence, put in place the right elements to

solidify our marketplace offering, strengthen our

“staying power”, and generate excellent returns for our shareholders.

IV. Current Priorities

What are we planning to focus on over the next 12-18 months?

1. Capital Planning/Efficiency

2. Boston Private “Operating Platform” — Improved procedures & information flow — Tied together by technology

3. Enhance existing regional clusters

Current Priorities

Current Priorities (continued)

4. Focus on National Distribution elements — Alternative investments — Sub-advisory business— — Private Banking linkage

5. Deeply probe changing marketplace trends— specifically the philanthropic market

6. Establish brand strength:

Affiliate Partners + Boston Private = clients and $$

Conclusion

V. Conclusion

We have a very profitable and exciting company operating in a growing “space”

We have a strategic framework & business model to create the best player in the wealth management business

Our continued diligence to create exceptional business performance will ensure management continuity and prosperity for our clients and employees

Holding Company Viewpoint

Timothy L. Vaill .

Chairman & CEO